                                                        Exhibit 99.2
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------------

--------------------------------------------
JUDGE: BARBARA J. HOUSER
--------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: MAY 31, 2002


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                               CHIEF FINANCIAL OFFICER
----------------------------------------     -----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                  TITLE

DREW KEITH                                             6/20/2002
----------------------------------------     -----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:

/s/ Kevin K. Craig                           CONTROLLER, KITTY HAWK INC.
----------------------------------------     -----------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE

KEVIN K. CRAIG                                         6/20/2002
----------------------------------------     -----------------------------------
PRINTED NAME OF PREPARER                                 DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------

------------------------------------------------
COMPARATIVE BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------
                                     SCHEDULE              MONTH              MONTH                   MONTH
                                                   --------------------------------------------------------------
ASSETS                                AMOUNT            APRIL, 2002         MAY, 2002               JUNE, 2002
-----------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH              $     16,904                ($2,183)        $       1,088          $      0
----------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                $          0          $           0         $           0          $      0
----------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                     $     16,904                ($2,183)        $       1,088          $      0
----------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)      $ 29,303,045          $     882,400         $     778,206          $      0
----------------------------------------------------------------------------------------------------------------
5.   INVENTORY                      $  1,508,508          $   1,041,367         $   1,333,803          $      0
----------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE               $          0          $           0         $           0          $      0
----------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES               $  2,294,717          $   3,224,226         $   2,078,683          $      0
----------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)            $111,256,463           ($20,011,617)         ($20,290,309)         $      0
----------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS           $144,379,636           ($14,865,807)         ($16,098,529)         $      0
----------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     166,772,560          $  50,599,143         $  51,919,965          $      0
----------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION         $          0          $  38,434,501         $  38,637,353          $      0
----------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                      $166,772,560          $  12,164,642         $  13,282,612          $      0
----------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS
----------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)     $          0          $   2,020,460         $   2,023,960          $      0
----------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)            $          0
----------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                   $311,152,196              ($680,705)            ($791,957)         $      0
----------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                     $     333,732         $     439,833          $      0
----------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                        $       4,500         $       4,167          $      0
----------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                        $           0         $   1,369,517          $      0
----------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                    $           0         $           0          $      0
----------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                         $   5,734,875         $   5,575,409          $      0
----------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                   ($46,881,002)         ($48,259,070)         $      0
----------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                           ($40,807,895)         ($40,870,144)         $      0
----------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                         $           0         $           0          $      0
----------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                  $  2,177,962          $           0         $           0          $      0
----------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                 $184,252,878          $  29,605,209         $  29,605,209          $      0
----------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)            $          0          $  19,313,688         $  19,313,688          $      0
----------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES  $186,430,840          $  48,918,897         $  48,918,897          $      0
----------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES              $186,430,840          $   8,111,002         $   8,048,753          $      0
----------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                           $  69,645,449         $  69,645,449          $      0
----------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                      ($78,437,156)         ($78,486,159)         $      0
----------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)                                 $           0
----------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                   $          0            ($8,791,707)          ($8,840,710)         $      0
----------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                 $186,430,840              ($680,705)            ($791,957)         $      0
----------------------------------------------------------------------------------------------------------------
                                                          $           0         $           0          $      0
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------

----------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------
                                                    MONTH                MONTH              MONTH         QUARTER
                                          -----------------------------------------------------------
REVENUES                                         APRIL, 2002           MAY, 2002          JUNE, 2002       TOTAL
---------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                         $    184,854           $    187,342         $      0         $    372,196
---------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS              $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                            $    184,854           $    187,342         $      0         $    372,196
---------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------
4.   MATERIAL                               $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
5.   TOTAL CASH                             $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                        $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD               $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                           $    184,854           $    187,342         $      0         $    372,196
---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION           $     25,625           $     28,750         $      0         $     54,375
---------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                    $        414                  ($414)        $      0         $          0
---------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE               $    172,809           $    167,178         $      0         $    339,987
---------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                           $    793,649           $  1,038,809         $      0         $  1,832,458
---------------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                    $  2,717,143           $  2,901,876         $      0         $  5,619,019
---------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES               $  3,709,640           $  4,136,199         $      0         $  7,845,839
---------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                        ($3,524,786)           ($3,948,857)        $      0          ($7,473,643)
---------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)           ($16,096)          $          0         $      0             ($16,096)
---------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)      $          0                ($3,723)        $      0              ($3,723)
---------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                       $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                 $     69,977           $     69,898         $      0         $    139,875
---------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                           $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                     ($3,564,522)           ($3,940,607)        $      0          ($7,505,129)
---------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES             ($3,510,641)           ($3,874,432)        $      0          ($7,385,073)
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                      $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                      $          0           $      7,250         $      0         $      7,250
---------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                    $          0           $          0         $      0         $          0
---------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES          $          0           $      7,250         $      0         $      7,250
---------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                  ($5,658)              ($32,670)        $      0             ($38,328)
---------------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                           ($8,487)              ($49,005)        $      0             ($57,492)
---------------------------------------------------------------------------------------------------------------------
                                            $          0           $          0         $      0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Monthly Operating Report
--------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-3
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42142-BJH-11                   02/13/95, RWD, 2/96
--------------------------------------

-----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                       MONTH              MONTH             MONTH           QUARTER
                                                    ------------------------------------------------
DISBURSEMENTS                                        APRIL, 2002         MAY, 2002        JUNE, 2002          TOTAL
-----------------------------------------------------------------------------------------------------------------------
1.   CASH-BEGINNING OF MONTH                             ($2,183)          ($2,183)          $1,088             ($2,183)
-----------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                     $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------
3.   PREPETITION                                    $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
4.   TOTAL CASH                                     $  1,529,105        $  171,493           $    0        $  1,700,598
-----------------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                       $  1,529,105        $  171,493           $    0        $  1,700,598
-----------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)                 $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                 $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                             ($1,529,105)        ($168,222)          $    0         ($1,697,327)
-----------------------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS                    ($1,529,105)        ($168,222)          $    0         ($1,697,327)
-----------------------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                                 $          0        $    3,271           $    0        $      3,271
-----------------------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                                ($2,183)       $    1,088           $1,088        $      1,088
-----------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                                    $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                             $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID                  $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                          $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
16.  UTILITIES                                      $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
17.  INSURANCE                                      $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                            $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                               $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
20.  TRAVEL                                         $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                                  $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                          $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
23.  SUPPLIES                                       $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
24.  ADVERTISING                                    $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                            $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS                  $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                              $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                              $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                            $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES                  $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                            $          0        $        0           $    0        $          0
-----------------------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                                  $          0        $    3,271           $    0        $      3,271
-----------------------------------------------------------------------------------------------------------------------
33.  CASH-END OF MONTH                                   ($2,183)       $    1,088           $1,088        $      1,088
-----------------------------------------------------------------------------------------------------------------------
                                                    $          0        $        0
=======================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report
-------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.            ACCRUAL BASIS-4
-------------------------------------------
-------------------------------------------
CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
-------------------------------------------

--------------------------------------------------------------------------------------------------------
                                              SCHEDULE          MONTH           MONTH          MONTH
                                                            --------------------------------------------
ACCOUNTS RECEIVABLE AGING                      AMOUNT        APRIL, 2002       MAY, 2002     JUNE, 2002
--------------------------------------------------------------------------------------------------------
1.   0-30                                      $27,808,237     $  357,517       $  401,055    $       0
--------------------------------------------------------------------------------------------------------
2.   31-60                                     $   648,873     $    7,650       $    8,224    $       0
--------------------------------------------------------------------------------------------------------
3.   61-90                                     $   923,454     $  192,795       $    4,000    $       0
--------------------------------------------------------------------------------------------------------
4.   91+                                          ($77,519)    $1,740,216       $1,794,598    $       0
--------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                 $29,303,045     $2,298,178       $2,207,877    $       0
--------------------------------------------------------------------------------------------------------
6.   TOTAL CASH
--------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                 $29,303,045     $2,298,178       $2,207,877    $       0
--------------------------------------------------------------------------------------------------------

-------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                       MONTH: MAY, 2002
                                                                      ----------------------------------
--------------------------------------------------------------------------------------------------------
                                     0-30         31-60            61-90            91+
TAXES PAYABLE                        DAYS          DAYS             DAYS            DAYS       TOTAL
--------------------------------------------------------------------------------------------------------
1.   FEDERAL                    $      0       $         0     $        0       $        0    $       0
--------------------------------------------------------------------------------------------------------
2.   STATE                      $  4,167       $         0     $        0       $        0    $   4,167
--------------------------------------------------------------------------------------------------------
3.   LOCAL                      $      0       $         0     $        0       $        0    $       0
--------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)        $      0       $         0     $        0       $        0    $       0
--------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE        $  4,167       $         0     $        0       $        0    $   4,167
--------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE           $207,187       $    22,337     $    2,867       $  207,442    $ 439,833
--------------------------------------------------------------------------------------------------------
                                                                                              $       0
---------------------------------------
STATUS OF POSTPETITION TAXES                                   MONTH: MAY, 2002
                                                                      ----------------------------------
--------------------------------------------------------------------------------------------------------
                                                BEGINNING         AMOUNT                       ENDING
                                                   TAX         WITHHELD AND/       AMOUNT        TAX
FEDERAL                                         LIABILITY*      OR ACCRUED          PAID      LIABILITY
--------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                             $         0     $  662,413       $  662,413    $       0
--------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                           $         0                                    $       0
--------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                           $         0                                    $       0
--------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                              $         0                                    $       0
--------------------------------------------------------------------------------------------------------
5.   INCOME                                    $         0     $        0       $        0    $       0
--------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                       $         0                                    $       0
--------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                       $         0     $  662,413       $  662,413    $       0
--------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                               $         0                                    $       0
--------------------------------------------------------------------------------------------------------
9.   SALES                                     $         0                                    $       0
--------------------------------------------------------------------------------------------------------
10.  EXCISE                                    $     4,500     $    4,167       $    4,500    $   4,167
--------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                              $         0                                    $       0
--------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                             $         0                                    $       0
--------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                         $         0     $        0       $        0    $       0
--------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                       $         0                                    $       0
--------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                       $     4,500     $    4,167       $    4,500    $   4,167
--------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                               $     4,500     $  666,580       $  666,913    $   4,167
--------------------------------------------------------------------------------------------------------
                                                                                              $       0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                ACCRUAL BASIS-5
------------------------------------------

------------------------------------------
CASE NUMBER:  400-42142-BJH-11                          02/13/95, RWD, 2/96
------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

        TOTAL CASH                                 MONTH: MAY, 2002
--------------------------------------                    ---------------------------------------------------
BANK RECONCILIATIONS
                                              Account #1      Account #2          Account #3
-------------------------------------------------------------------------------------------------------------
A.     BANK:                             Bank One           Bank One
-------------------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                           100130152         1589845773                      TOTAL
-------------------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                   Operating Account  Auction Proceeds
-------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                        $ 0                 $0                         $    0
-------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                  $ 0                 $0                         $    0
-------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                      $ 0                 $0                         $    0
-------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                           $38                 $0                         $   38
-------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                       $38                 $0             $0          $   38
-------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------------------------------------

--------------------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------------------
                                                  DATE OF          TYPE OF             PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE         INSTRUMENT             PRICE        VALUE
--------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                    $0          $    0
--------------------------------------------------------------------------------------------------------------

--------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                 $1,050
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                        $1,088
--------------------------------------------------------------------------------------------------------------
                                                                                                      $    0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-6
------------------------------------------

------------------------------------------
CASE NUMBER:  400-42142-BJH-11                      02/13/95, RWD, 2/96
------------------------------------------
                                                    MONTH: MAY, 2002
------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION TOTAL ON CASH ID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------
                             INSIDERS
-----------------------------------------------------------------------
                             TYPE OF        AMOUNT         TOTAL PAID
         NAME                PAYMENT         PAID           TO DATE
-----------------------------------------------------------------------
1.   Clark Stevens      Salary               $15,417       $  473,331
-----------------------------------------------------------------------
2.   Donny Scott        Salary               $13,333       $  538,123
-----------------------------------------------------------------------
3.   Susan Hawley       Salary               $     0       $   41,667
-----------------------------------------------------------------------
4.
-----------------------------------------------------------------------
5.
-----------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO INSIDERS                             $28,750       $1,053,121
-----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                         PROFESSIONALS
-----------------------------------------------------------------------------------------------------------
                      DATE OF COURT                                                                TOTAL
                    ORDER AUTHORIZING          AMOUNT            AMOUNT        TOTAL PAID        INCURRED
           NAME          PAYMENT              APPROVED            PAID           TO DATE        & UNPAID *
-----------------------------------------------------------------------------------------------------------
1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-----------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                             $0               $0                  $0               $0
-----------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
-----------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                           SCHEDULED        AMOUNTS
                                            MONTHLY           PAID            TOTAL
                                            PAYMENTS          DURING           UNPAID
           NAME OF CREDITOR                   DUE              MONTH        POSTPETITION
-------------------------------------------------------------------------------------------
1.   PEGASUS                                $186,733         $186,733                 $0 *
-------------------------------------------------------------------------------------------
2.   CORPORATE TRUST/TRANSAMERICA           $      0         $      0                 $0
-------------------------------------------------------------------------------------------
3.   PROVIDENT                              $ 63,750         $ 63,750                 $0 *
-------------------------------------------------------------------------------------------
4.   COAST BUSINESS                         $112,500         $112,500                 $0 *
-------------------------------------------------------------------------------------------
5.   WELLS FARGO                            $      0         $      0                 $0
-------------------------------------------------------------------------------------------
6.   TOTAL                                  $362,983         $362,983                 $0
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

-------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-7
-------------------------------------------

-------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
-------------------------------------------

                                              MONTH: MAY, 2002
                                                     ---------------------------

--------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------
                                                                     YES                NO
-------------------------------------------------------------------------------------------------
1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE               X
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                    X
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                                                        X
       LOANS) DUE FROM RELATED PARTIES?
-------------------------------------------------------------------------------------------------
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                            X
       THIS REPORTING PERIOD?
-------------------------------------------------------------------------------------------------
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE               X
       DEBTOR FROM ANY PARTY?
-------------------------------------------------------------------------------------------------
6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                      X
-------------------------------------------------------------------------------------------------
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                X
       PAST DUE?
-------------------------------------------------------------------------------------------------
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                  X
-------------------------------------------------------------------------------------------------
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                        X
-------------------------------------------------------------------------------------------------
10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                    X
       DELINQUENT?
-------------------------------------------------------------------------------------------------
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                   X
       REPORTING PERIOD?
-------------------------------------------------------------------------------------------------
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                   X
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1. a) Vehicles & Ground Equipment miscellaneous sales & write offs at net loss of ($86)
--------------------------------------------------------------------------------
5. a) $1,500,000 Note Payable was set up with Pegasus for purchase of (2) aircraft & (6) engines, replacing those leases
--------------------------------------------------------------------------------

--------------------------
INSURANCE
-------------------------------------------------------------------------------------------------
                                                                     YES                NO
-------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER         X
       NECESSARY INSURANCE COVERAGES IN EFFECT?
-------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                         X
-------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
        TYPE OF                                            PAYMENT AMOUNT
        POLICY        CARRIER         PERIOD COVERED        & FREQUENCY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                 FOOTNOTES SUPPLEMENT
--------------------------------------------

--------------------------------------------
CASE NUMBER: 400-42142-BJH-11                        ACCRUAL BASIS
--------------------------------------------

                                      MONTH:            MAY, 2002
                                             -----------------------------------

--------------------------------------------------------------------------------------------------------------------------
  ACCRUAL BASIS         LINE
   FORM NUMBER         NUMBER                                FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        2                13        SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
--------------------------------------------------------------------------------------------------------------------------
                                    SFAS 121 Writedown Adjustment of $257,832 in 9/01& $27,211 in 10/01
--------------------------------------------------------------------------------------------------------------------------
                                   SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        3                 8        All cash received into the subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------------------
                                     each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        3                31        All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------------------
                                     disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------------------------
                                     account.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        4                 6        All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------------
                                      at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------------------
                                      down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        6              Insiders    Payments to insiders include a portion of the Court approved retention
--------------------------------------------------------------------------------------------------------------------------
                                      payments in the month of January.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        6            Notes/Leases  Pegasus Lease Payments for March & April '02 were not made, pending legal
--------------------------------------------------------------------------------------------------------------------------
                                      resolution to previous Rate Reduction agreement & BR Court approval
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        6            Notes/Leases  Pegasus Lease Payments resumed on (4) aircraft in May'02, with purchase of
--------------------------------------------------------------------------------------------------------------------------
                                      (2) aircraft & (6) engines replacing two leases with a Note Payable of $1,500,000.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        7                  3       All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------------------
                                      subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
        3                  3       The current general ledger system is not able to provide a detail of customer
--------------------------------------------------------------------------------------------------------------------------
                                      cash receipts segregated by prepetition and post petition accounts receivable.
--------------------------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE NUMBER:  400-42142-BJH-11

Details of Other Items                                     MAY, 2002


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                              $(20,290,309)Reported
                                                      ------------
        Intercompany Receivables                       (24,831,529)
        Deposits - State Street Bank (TA Air)                    0
        Deposits - Landing & Parking                        54,000
        Deposits - Ventura Aerospace                        65,125
        Deposits - Rent                                    113,643
        Deposits - Misc                                    345,125
        A/C Held for Resale/TIMCO Cr                     3,870,594
        Intangible - Mather                                 92,733
                                                      ------------
        TOTAL  CASH                                    (20,290,309)Detail
                                                      ------------
                                                                 - Difference


14.  OTHER (ATTACH LIST)                              $  2,023,960 Reported
                                                      ------------
        Deposits - Aircraft Leases                       2,023,960
        Intangible - ATAZ STC                                    0
                                                      ------------
                                                         2,023,960 Detail
                                                      ------------
                                                                 - Difference


22.  OTHER (ATTACH LIST)                              $(48,259,070)Reported
                                                      ------------
        Accrued A/P                                      3,834,500
        Deposit held for ATAZ sale                               0
        Accrued Salaries & Wages                           481,507
        Accrued 401K & Misc PR Deductions                   85,157
        Accrued PR Taxes (FICA)                             34,457
        Accrued Fuel Exp                                 1,465,322
        Accrued Interest                                         0
        Accrued Maintenance Reserves                    (1,831,035)
        Accrued Fed Income Tax (Post)                  (52,328,978)
                                                      ------------
                                                       (48,259,070)Detail
                                                      ------------
                                                                 - Difference

27.  OTHER (ATTACH LIST)                              $ 19,313,688 Reported
                                                      ------------
        Accrued A/P                                      4,821,067
        Accrued Maintenance Reserves                    10,267,512
        Accrued Fed Income Tax (Pre)                     3,332,363
        Accrued Taxes - Other                                  474
        FINOVA Equip Accrued                               307,272
        Pegasus Lease Incentive                            585,000
                                                      ------------
                                                        19,313,688 Detail
                                                      ------------
                                                                 - Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE NUMBER:  400-42142-BJH-11

Details of Other Items                                     MAY, 2002


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                $   2,901,876 Reported
                                                        -------------
        Aircraft Expense                                      476,188
        Maintenance                                           654,339
        Fuel                                                   43,380
        Ops Wages                                           1,320,869
        Ops Wages-Grnd                                        133,164
        Ground Handling                                             0
        Other Operating Exp                                   327,894
        Contract Labor (I/C)                                  (53,958)
        SFAS 121 Write-down of Assets, W-Net Cancel                 0
                                                        -------------
                                                            2,901,876 Detail
                                                        -------------
                                                                    - Difference


16   NON OPERATING INCOME (ATT. LIST)                   $           0 Reported
                                                        -------------
        Non-Op Income                                               - Detail
                                                        -------------
                                                                    - Difference


17   NON OPERATING EXPENSE (ATT. LIST)                        ($3,723)Reported
                                                        -------------
        Non-Op Expense                                         (3,723)Detail
                                                        -------------
                                                                    - Difference


21   OTHER (ATTACH  LIST)                                 ($3,940,607)Reported
                                                        -------------
        (Gain)/Loss on Sale of Assets                              86
        Credit for Allocation of A/C Costs to KH I/C       (3,940,693)
                                                        -------------
                                                           (3,940,607)Detail
                                                        -------------
                                                                    - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH  LIST)                                   (168,222)Reported
                                                        -------------
        Transfer to Inc - all money sweeps                  (168,222)Detail
                                                        -------------
          to KH Inc. Case #400-42141                               - Difference
                                                        -------------

29   OTHER (ATTACH LIST)                                           - Reported
        Payment of Auction Procedes                                - Detail
          to KH Inc. Case #400-42141                               - Difference